Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
 PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of ADDvantage Technologies Group, Inc. (the "Company") for the fiscal quarter ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, Daniel E. O’Keefe, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the
                Securities Exchange Act of 1934, as amended; and

        (2)   The information contained on the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                                                /s/: Daniel E. O'Keefe
                                                                               Name: Daniel E. O’Keefe
                                                                               Title: Chief Financial Officer
                                                                               Date: May 15, 2007